Exhibit 32.1

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Joe Kiani, Chief Executive Officer of Masimo Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
1. The Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOE KIANI
Date: August 7, 2014	Joe Kiani
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)
I, Mark P. de Raad, Executive Vice President and Chief Financial Officer of Masimo Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
1. The Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK P. DE RAAD
Date: August 7, 2014	Mark P. de Raad
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
A signed original of these certifications has been provided to Masimo Corporation and will be retained by Masimo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
These certifications are being furnished solely to accompany this Quarterly Report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of Masimo Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.